Exhibit 99.1

For Immediate Release
October 19, 2009

For More Information
Carl J. Chaney, President & Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, VP, Investor Relations & Corporate Governance
800.522.6542 or 228.563.6559

Hancock Holding Company announces earnings for third quarter 2009

GULFPORT, MS (October 19, 2009) — Hancock Holding Company (NASDAQ: HBHC) today announced net income for the quarter ended September 30, 2009.  Hancock’s third quarter 2009 net income was $15.2 million, an increase of $1.5 million, or 10.7 percent, compared to $13.7 million for the second quarter of 2009.  Compared to the third quarter of 2008, net income was down $0.8 million, or 4.9 percent.  Diluted earnings per share for the third quarter of 2009 were $0.47, an increase of $0.04 from the second quarter, and a decrease of $0.03 from the same quarter a year ago.  Hancock’s return on average assets for the third quarter of 2009 was 0.87 percent, compared to 0.78 percent for the second quarter of 2009 and to 1.00 percent for the third quarter of 2008.

The primary drivers of the improvement in Hancock’s third quarter net income were lower provisions for loan losses and an expanding net interest margin.   Net charge-offs for 2009’s third quarter were $13.5 million, or 1.24 percent of average loans, down $2.5 million from the $16.0 million, or 1.50 percent of average loans, reported for the second quarter of 2009.  Non-performing assets were up slightly, increasing by $2.3 million, with non-accrual loans up $1.4 million while other real estate owned (ORE) increased $0.9 million.  The non-performing asset ratio (non-performing assets as a percent of loans and foreclosed property) was 1.06 percent at September 30, 2009, compared to 1.01 percent at June 30, 2009 and to 1.04 percent at March 30, 2009.

In addition, Hancock continued to see improvement in the net interest margin (te).  The net interest margin (te) widened by 8 basis points to 3.86 percent in the third quarter from 3.78 percent in the second quarter.  The level of net interest income (te) increased $1.1 million, or 1.9 percent, from the second quarter with the majority of the margin and net interest income improvement coming in the form of lower overall funding costs (down nine basis points from second quarter).

Commenting on the Company’s third quarter earnings, Hancock Holding Company President and Chief Executive Officer Carl J. Chaney stated, “Hancock recently celebrated the company’s 110th anniversary, and as such, we are reminded of the core values that define us.  Those core values have been invaluable in guiding us through the worse financial crisis since the Great Depression and have helped position us for the opportunities that lie ahead.  We are pleased with the third quarter results, especially the core improvements in asset quality and net interest margin.”

Net income for the first nine months of 2009 was $43.0 million, a decrease of $14.1 million, or 24.6 percent, compared to the first nine months of 2008.  Diluted earnings per share for the first nine months of 2009 were $1.34, compared to $1.79 per share for the first nine months of 2008.

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Hancock Holding Company announces third quarter 2009 earnings
October 19, 2009
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Highlights & Key Operating Items from Hancock’s Third Quarter Results

Balance Sheet

Total assets at September 30, 2009 were $6.8 billion, down $242 million or 3.4 percent, from $7.0 billion at June 30, 2009.  Compared to September 30, 2008, total assets increased $60.3 million, or 0.9 percent.  The overall decline in total assets from June 30 was due primarily to expected outflows of public fund deposits.  Hancock continued to remain well capitalized with total equity of $654.8 million at September 30, 2009, up $53.9 million, or 9.0 percent, from September 30, 2008.  Hancock’s tangible equity ratio at September 30, 2009, was 8.71 percent, up 65 basis points from the 8.06 percent reported at June 30, 2009.

Loan Growth

      For the quarter ended September 30, 2009, Hancock’s average total loans were $4.3 billion, which represented an increase of $348.4 million, or 8.8 percent, from the same quarter a year ago and was up $24.3 million, or 0.6 percent from the second quarter of 2009.  Period-end loans were down $20.5 million, or 0.5 percent, from last quarter.  The decrease in period-end loans was in indirect (down $18.1 million, or 4.3 percent), commercial/real estate (down $6.3 million, or 0.2 percent), and mortgage loans (down $3.0 million or 0.7 percent).  This decrease was partially offset by an increase in direct consumer loans (up $7.5 million or 1.3 percent).

Deposit Growth

Period-end deposits for the third quarter were $5.4 billion, up $5.4 million, or 0.1 percent, from September 30, 2008, but were down $236.1 million, or 4.2 percent, from June 30, 2009.  The decrease in period-end deposits as compared to June 30, 2009, was primarily in public fund deposits.  Average deposits were down $146.3 million, or 2.6 percent, from the second quarter of 2009.  The decrease in average deposits was reflected in public fund deposits (down $152.9 million), interest bearing transaction deposits (down $38.0 million), and non-interest bearing deposits (down $23.9 million).  An increase in time deposits of $68.5 million slightly offset the decrease.

Asset Quality

Net charge-offs for 2009’s third quarter were $13.5 million, or 1.24 percent of average loans, down $2.5 million from the $16.0 million, or 1.5 percent of average loans, reported for the second quarter of 2009.  Non-performing assets as a percent of total loans and foreclosed assets was 1.06 percent at September 30, 2009, up from 1.01 percent at June 30, 2009.  Non-accrual loans increased $1.4 million while other real estate owned (ORE) increased $0.9 million compared to the prior quarter.  Loans 90 days past due or greater (accruing) as a percent of period end loans decreased 9 basis points from June 30, 2009, to 0.18 percent at September 30, 2009.

Hancock recorded a provision for loan losses for the third quarter of $13.5 million.  The Company’s allowance for loan losses was $63.9 million at September 30, 2009, and at June 30, 2009.  The ratio of the allowance for loan losses as a percent of period-end loans was 1.50 percent at September 30, 2009, compared to 1.49 at June 30, 2009.

Net Interest Income

Net interest income (te) for the third quarter increased $3.3 million, or 5.8 percent, while the net interest margin (te) of 3.86 percent was 13 basis points narrower than the same quarter a year ago.  Growth in average earning assets was strong compared to the same quarter a year ago with an increase of $519.3 million, or 9.0 percent, mostly reflected in higher average loans (up $348.4 million, or 8.8 percent).

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Hancock Holding Company announces third quarter 2009 earnings
October 19, 2009
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With short-term interest rates down significantly from the same quarter a year ago, the Company’s loan yield fell 61 basis points, pushing the yield on average earning assets down 76 basis points.  However, total funding costs over the same quarter a year ago were down 64 basis points.

Compared to the prior quarter, the net interest margin (te) expanded 8 basis points, and the level of net interest income was up $1.1 million, or 1.9 percent.  The yield on average earning assets was even with last quarter at 5.26 percent while the total cost of funds reduced by 9 basis points, primarily due to an across the board reduction in all interest-bearing deposits and liabilities.  The most significant reductions were in public funds (cost down 20 basis points) and time deposits (cost down 13 basis points).

Non-interest Income

Non-interest income, excluding securities transactions, for the third quarter was up $153 thousand, or 0.5 percent, compared to the same quarter a year ago and was down $4.2 million, or 12.0 percent, compared to the previous quarter.  The primary factors impacting the higher levels of non-interest income compared to the same quarter a year ago were higher levels of service charges on deposit accounts (up $687 thousand or 6.2 percent), secondary mortgage market operations income (up $665 thousand or 81.4 percent), and ATM fees (up $144 thousand or 8.4 percent).  These increases were partially offset primarily by investment and annuity fees (down $414 thousand or 17.1 percent), other income (down $354 thousand or 11.1 percent), trust fees (down $322 thousand or 7.4 percent), and insurance fees (down $293 thousand or 7.7 percent).

The decreases in non-interest income (excluding securities transactions) for the third quarter compared to the prior quarter was primarily due to other income (down $4.2 million or 60.0 percent) with the primarily drivers being a gain on the sale of land held for sale of $1.4 million, an increase in investment income of $1.1 million, and $0.4 million received for a legal settlement during the second quarter.  Also, insurance fees were down $522 thousand, or 12.9 percent, and secondary mortgage market operations income decreased $345 thousand, or 18.9 percent, from the second quarter.  These decreases were partially offset primarily by service charges on deposit accounts (up $553 thousand or 4.9 percent), and trust fees (up $153 thousand or 4.0%).

Operating Expense & Taxes

Operating expenses for the third quarter were up $266 thousand, or 0.5 percent, compared to the same quarter a year ago, but were $2.5 million, or 4.3 percent, lower than the previous quarter.  The increase from the same quarter a year ago was reflected in higher personnel expense (up $449 thousand or 1.6 percent) and other operating expenses (up $181 thousand or 1.0 percent).  These increases were slightly offset by a decrease in equipment expense (down $314 thousand or 11.6 percent).  The decrease in operating expense from last quarter was primarily due to other operating expense (down $2.8 million or 13.1 percent), offset by higher personnel expense (up $410 thousand or 1.4 percent).  The decrease in other operating expense compared to last quarter is due mostly to the FDIC special assessment of $3.4 million that was accrued in the prior quarter.

For the nine months ended September 30, 2009, and 2008, the effective income tax rates were approximately 19 percent and 27 percent, respectively.  An overall higher level of tax exempt interest income and the recognition of certain tax credits had a significant impact on the effective tax rate for the first nine months of 2009.  The total amount of tax-exempt income earned during the first nine months of 2009 was $15.6 million compared to $13.5 million in the comparable period in 2008.  The total amount of tax credits recognized during the first nine months of 2009 was $3.3 million, compared to $2.3 million in the comparable period in 2008. The source of the tax credits for 2009 resulted from investments in New Markets Tax Credits, Qualified Zone Activity Bond Credits, Work Opportunity Tax Credits, and Historic Tax Credits.

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Hancock Holding Company announces third quarter 2009 earnings
October 19, 2009
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About Hancock Holding Company

Hancock Holding Company — parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, Hancock Bank of Florida, and Hancock Bank of Alabama — had assets of approximately $6.8 billion as of September 30, 2009.  Founded in 1899, Hancock Bank consistently ranks as one of the country’s strongest, safest financial institutions, according to BauerFinancial, Inc.  More corporate information and e-banking are available at www.hancockbank.com.

 “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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Hancock Holding Company					- Add 4 -
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2009	6/30/2009	9/30/2008	9/30/2009	9/30/2008
Per Common Share Data

Earnings per share:
Basic	$0.48	$0.43	$0.51	$1.35	$1.81
Diluted	$0.47	$0.43	$0.50	$1.34	$1.79
Cash dividends per share	$0.24	$0.24	$0.24	$0.72	$0.72
Book value per share (period-end)	$20.54	$19.82	$18.95	$20.54	$18.95
Tangible book value per share (period-end)	$18.42	$17.68	$16.77	$18.42	$16.77
Weighted average number of shares:
Basic	31,857	31,820	31,471	31,828	31,402
Diluted	32,058	32,009	31,905	32,003	31,826
Period-end number of shares	31,877	31,827	31,702	31,877	31,702
Market data:
High closing price	$42.38	$41.19	$68.42	$45.56	$68.42
Low closing price	$29.90	$30.12	$33.34	$22.51	$33.34
Period end closing price	$37.57	$32.49	$51.00	$37.57	$51.00
Trading volume	11,676	17,040	23,562	46,790	55,296

Other Period-end Data

FTE headcount	1,903	1,911	1,941	1,903	1,941
Tangible common equity	$587,161	$562,800	$531,800	$587,161	$531,800
Tier I capital	$575,856	$565,807	$546,379	$575,856	$546,379
Goodwill	$62,277	$62,277	$62,277	$62,277	$62,277
Amortizable intangibles	$4,996	$5,350	$6,402	$4,996	$6,402

Performance Ratios

Return on average assets	0.87%	0.78%	1.00%	0.81%	1.22%
Return on average common equity	9.38%	8.67%	10.90%	9.06%	13.16%
Earning asset yield (TE)	5.26%	5.26%	6.02%	5.26%	6.11%
Total cost of funds	1.39%	1.48%	2.03%	1.54%	2.21%
Net interest margin (TE)	3.86%	3.78%	3.99%	3.71%	3.90%
Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles and securities transactions	60.81%	61.47%	62.92%	62.34%	60.92%
Common equity (period-end) as a percent of total assets (period-end)	9.62%	8.95%	8.91%	9.62%	8.91%
Leverage (Tier I) ratio	8.33%	8.13%	8.66%	8.33%	8.66%
Tangible common equity ratio	8.71%	8.06%	7.97%	8.71%	7.97%
Net charge-offs as a percent of average loans	1.24%	1.50%	0.42%	1.14%	0.34%
Allowance for loan losses as a percent of period-end loans	1.50%	1.49%	1.40%	1.50%	1.40%
Allowance for loan losses to NPAs + accruing loans 90 days past due	120.25%	117.14%	189.69%	120.25%	189.69%
Loan/deposit ratio	77.36%	74.95%	77.46%	74.91%	74.81%
Non-interest income excluding securities transactions as a percent of total revenue (TE)	33.31%	36.65%	34.46%	34.69%	35.91%

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Hancock Holding Company					- Add 5 -
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2009	6/30/2009	9/30/2008	9/30/2009	9/30/2008
Asset Quality Information

Non-accrual loans	$35,558	$34,189	$21,875	$35,558	$21,875
Foreclosed assets	9,775	8,884	2,197	9,775	2,197
Total non-performing assets	$45,333	$43,073	$24,072	$45,333	$24,072
Non-performing assets as a percent of loans and foreclosed assets	1.06%	1.01%	0.59%	1.06%	0.59%
Accruing loans 90 days past due	$7,766	$11,435	$6,082	$7,766	$6,082
Accruing loans 90 days past due as a percent of loans	0.18%	0.27%	0.15%	0.18%	0.15%
Non-performing assets + accruing loans 90 days past due
to loans and foreclosed assets	1.25%	1.27%	0.74%	1.25%	0.74%

Net charge-offs	$13,495	$16,019	$4,164	$36,631	$9,592
Net charge-offs as a percent of average loans	1.24%	1.50%	0.42%	1.14%	0.34%

Allowance for loan losses	$63,850	$63,850	$57,200	$63,850	$57,200
Allowance for loan losses as a percent of period-end loans	1.50%	1.49%	1.40%	1.50%	1.40%
Allowance for loan losses to NPAs + accruing loans 90 days past due	120.25%	117.14%	189.69%	120.25%	189.69%

Provision for loan losses	$13,495	$16,919	$8,064	$38,756	$19,669

Allowance for Loan Losses

Beginning Balance	$63,850	$62,950	$53,300	$61,725	$47,123
Provision for loan loss	13,495	16,919	8,064	38,756	19,669
Charge-offs	14,762	17,144	5,133	40,183	13,299
Recoveries	1,267	1,125	969	3,552	3,707
Net charge-offs	13,495	16,019	4,164	36,631	9,592
Ending Balance	$63,850	$63,850	$57,200	$63,850	$57,200

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans	$10,176	$12,524	$1,556	$27,236	$2,990
Mortgage loans	177	199	179	553	240
Direct consumer loans	821	1,226	650	2,646	1,680
Indirect consumer loans	1,169	717	867	2,733	2,011
Finance company loans	1,152	1,353	912	3,463	2,671
Total net charge-offs	$13,495	$16,019	$4,164	$36,631	$9,592

Average loans:
Commercial/real estate loans	$2,739,518	$2,696,500	$2,453,154	$2,708,380	$2,317,134
Mortgage loans	438,659	452,324	427,752	445,549	413,453
Direct consumer loans	603,394	596,725	546,079	601,926	529,153
Indirect consumer loans	410,035	420,444	410,110	420,404	394,610
Finance Company loans	110,045	111,358	116,140	111,927	114,276
Total average loans	$4,301,651	$4,277,351	$3,953,235	$4,288,186	$3,768,626

Net charge-offs to average loans:
Commercial/real estate loans	1.47%	1.86%	0.25%	1.34%	0.17%
Mortgage loans	0.16%	0.18%	0.17%	0.17%	0.08%
Direct consumer loans	0.54%	0.82%	0.47%	0.59%	0.42%
Indirect consumer loans	1.13%	0.68%	0.84%	0.87%	0.68%
Finance Company loans	4.15%	4.87%	3.12%	4.14%	3.12%
Total net charge-offs to average loans	1.24%	1.50%	0.42%	1.14%	0.34%

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Hancock Holding Company					- Add 6 -
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2009	6/30/2009	9/30/2008	9/30/2009	9/30/2008
Income Statement

Interest income	$79,758	$80,105	$84,132	$241,311	$250,636
Interest income (TE)	82,757	83,054	86,774	250,203	258,165
Interest expense	22,004	23,413	29,357	73,420	93,274
Net interest income (TE)	60,753	59,641	57,417	176,783	164,891
Provision for loan losses	13,495	16,919	8,064	38,756	19,669
Noninterest income excluding securities transactions	30,347	34,504	30,194	93,907	92,375
Securities transactions gains/(losses)	61	0	(79)	61	5,999
Noninterest expense	55,749	58,226	55,483	169,813	157,806
Income before income taxes	18,918	16,051	21,343	53,290	78,261
Income tax expense	3,700	2,305	5,338	10,295	21,215
Net income	$15,218	$13,746	$16,005	$42,995	$57,046

Noninterest Income and Noninterest Expense

Service charges on deposit accounts	$11,795	$11,242	$11,108	$33,540	$32,777
Trust fees	4,008	3,855	4,330	11,189	13,080
Debit card & merchant fees	2,845	2,895	2,805	8,309	8,229
Insurance fees	3,526	4,048	3,819	11,026	12,419
Investment & annuity fees	2,007	1,691	2,421	6,559	7,957
ATM fees	1,862	1,895	1,718	5,536	5,166
Secondary mortgage market operations	1,482	1,827	817	4,467	2,347
Other income	2,822	7,051	3,176	13,281	10,400
Noninterest income excluding securities transactions	$30,347	$34,504	$30,194	$93,907	$92,375
Securities transactions gains/(losses)	61	0	(79)	61	5,999
Total noninterest income including securities transactions	$30,408	$34,504	$30,115	$93,968	$98,374

Personnel expense	$29,113	$28,703	$28,664	$88,590	$81,326
Occupancy expense (net)	5,144	5,016	5,188	15,215	14,491
Equipment expense	2,397	2,583	2,711	7,514	8,405
Other operating expense	18,741	21,570	18,560	57,430	52,495
Amortization of intangibles	354	354	360	1,064	1,089
Total noninterest expense	$55,749	$58,226	$55,483	$169,813	$157,806

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Hancock Holding Company					- Add 7 -
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2009	6/30/2009	9/30/2008	9/30/2009	9/30/2008
Period-end Balance Sheet

Commercial/real estate loans	$2,740,722	$2,747,048	$2,547,732	$2,740,722	$2,547,732
Mortgage loans	402,930	405,896	421,254	402,930	421,254
Direct consumer loans	598,291	590,742	556,548	598,291	556,548
Indirect consumer loans	400,459	418,595	430,414	400,459	430,414
Finance Company loans	109,794	110,375	116,995	109,794	116,995
Total loans	4,252,196	4,272,656	4,072,943	4,252,196	4,072,943
Loans held for sale	33,869	47,194	16,565	33,869	16,565
Securities	1,501,289	1,596,157	1,659,423	1,501,289	1,659,423
Short-term investments	375,887	490,674	306,866	375,887	306,866
Earning assets	6,163,241	6,406,681	6,055,797	6,163,241	6,055,797
Allowance for loan losses	(63,850)	(63,850)	(57,200)	(63,850)	(57,200)
Other assets	705,659	704,484	746,165	705,659	746,165
Total assets	$6,805,050	$7,047,315	$6,744,762	$6,805,050	$6,744,762

Noninterest bearing deposits	$912,092	$953,435	$866,414	$912,092	$866,414
Interest bearing transaction deposits	1,453,032	1,457,020	1,371,400	1,453,032	1,371,400
Interest bearing Public Fund deposits	1,108,164	1,316,740	1,231,529	1,108,164	1,231,529
Time deposits	1,946,867	1,929,033	1,945,452	1,946,867	1,945,452
Total interest bearing deposits	4,508,063	4,702,793	4,548,381	4,508,063	4,548,381
Total deposits	5,420,155	5,656,228	5,414,795	5,420,155	5,414,795
Other borrowed funds	614,751	638,166	635,069	614,751	635,069
Other liabilities	115,392	122,147	94,063	115,392	94,063
Common shareholders' equity	654,752	630,774	600,835	654,752	600,835
Total liabilities & common equity	$6,805,050	$7,047,315	$6,744,762	$6,805,050	$6,744,762

Commercial Loans/Real Estate Loans

Commercial non-real estate loans	$478,752	$495,406	$443,299	$478,752	$443,299
Construction and land development loans	545,824	567,950	570,068	545,824	570,068
Commercial real estate secured loans	1,168,618	1,137,032	1,060,148	1,168,618	1,060,148
Municipal loans	481,632	483,382	409,921	481,632	409,921
Lease financing	65,896	63,278	64,296	65,896	64,296
Total commercial/real estate loans	$2,740,722	$2,747,048	$2,547,732	$2,740,722	$2,547,732

Construction and Land Development Loans

Residential construction	$77,443	$83,355	$124,756	$77,443	$124,756
Commercial owner occupied	106,364	99,881	63,649	106,364	63,649
Commercial non-owner occupied	79,666	88,218	76,211	79,666	76,211
Land development	176,560	192,508	198,871	176,560	198,871
Lots	105,791	103,988	106,581	105,791	106,581
Total construction and land development loans	$545,824	$567,950	$570,068	$545,824	$570,068

Commercial Real Estate Secured Loans
Commercial real estate owner occupied	$601,404	$594,244	$571,547	$601,404	$571,547
Commercial real estate non-owner occupied	567,214	542,788	488,601	567,214	488,601
Total commercial real estate secured loans	$1,168,618	$1,137,032	$1,060,148	$1,168,618	$1,060,148

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Hancock Holding Company					- Add 8 -
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2009	6/30/2009	9/30/2008	9/30/2009	9/30/2008
Average Balance Sheet

Commercial/real estate loans	2,739,518	2,696,500	$2,453,154	$2,708,380	$2,317,134
Mortgage loans	438,659	452,324	427,752	445,549	413,453
Direct consumer loans	603,394	596,725	546,079	601,926	529,153
Indirect consumer loans	410,035	420,444	410,110	420,404	394,610
Finance Company loans	110,045	111,358	116,140	111,927	114,276
Total loans	4,301,651	4,277,351	3,953,235	4,288,186	3,768,626
Securities	1,478,755	1,581,966	1,765,702	1,570,025	1,777,036
Short-term investments	486,035	466,350	28,161	496,413	94,810
Earning average assets	6,266,441	6,325,667	5,747,098	6,354,624	5,640,472
Allowance for loan losses	(63,850)	(63,027)	(54,786)	(63,075)	(51,739)
Other assets	774,676	762,972	682,316	769,949	681,645
Total assets	$6,977,267	$7,025,612	$6,374,628	$7,061,498	$6,270,378

Noninterest bearing deposits	$931,188	$955,050	$869,881	$933,412	$869,655
Interest bearing transaction deposits	1,459,377	1,497,395	1,408,013	1,473,179	1,410,665
Interest bearing Public Fund deposits	1,223,272	1,376,203	1,062,127	1,365,265	990,498
Time deposits	1,946,975	1,878,473	1,763,609	1,952,805	1,766,541
Total interest bearing deposits	4,629,624	4,752,071	4,233,749	4,791,249	4,167,704
Total deposits	5,560,812	5,707,121	5,103,630	5,724,661	5,037,359
Other borrowed funds	655,556	573,739	587,939	589,025	546,695
Other liabilities	117,326	108,666	98,913	113,108	107,460
Common shareholders' equity	643,573	636,086	584,146	634,704	578,864
Total liabilities & common equity	$6,977,267	$7,025,612	$6,374,628	$7,061,498	$6,270,378

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Hancock Holding Company					- Add 9 -
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2009	6/30/2009	9/30/2008	9/30/2009	9/30/2008
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans	68.64%	67.62%	68.79%	67.48%	66.81%
Securities	23.60%	25.01%	30.72%	24.71%	31.51%
Short-term investments	7.76%	7.37%	0.49%	7.81%	1.68%
Earning average assets	100.00%	100.00%	100.00%	100.00%	100.00%

Noninterest bearing deposits	14.86%	15.10%	15.14%	14.70%	15.42%
Interest bearing transaction deposits	23.29%	23.67%	24.50%	23.18%	25.01%
Interest bearing Public Fund deposits	19.52%	21.76%	18.48%	21.48%	17.56%
Time deposits	31.07%	29.69%	30.68%	30.73%	31.32%
Total deposits	88.74%	90.22%	88.80%	90.09%	89.31%
Other borrowed funds	10.46%	9.07%	10.23%	9.27%	9.69%
Other net interest-free funding sources	0.80%	0.71%	0.97%	0.64%	1.00%
Total average funding sources	100.00%	100.00%	100.00%	100.00%	100.00%

Loan mix:
Commercial/real estate loans	63.68%	63.05%	62.06%	63.16%	61.49%
Mortgage loans	10.20%	10.57%	10.82%	10.39%	10.97%
Direct consumer loans	14.03%	13.95%	13.81%	14.04%	14.04%
Indirect consumer loans	9.53%	9.83%	10.37%	9.80%	10.47%
Finance Company loans	2.56%	2.60%	2.94%	2.61%	3.03%
Total loans	100.00%	100.00%	100.00%	100.00%	100.00%

Average dollars (in thousands):
Loans	$4,301,651	$4,277,351	$3,953,235	$4,288,186	$3,768,626
Securities	1,478,755	1,581,966	1,765,702	1,570,025	1,777,036
Short-term investments	486,035	466,350	28,161	496,413	94,810
Earning average assets	$6,266,441	$6,325,667	$5,747,098	$6,354,624	$5,640,472

Noninterest bearing deposits	$931,188	$955,050	$869,881	$933,412	$869,655
Interest bearing transaction deposits	1,459,377	1,497,395	1,408,013	1,473,179	1,410,665
Interest bearing Public Fund deposits	1,223,272	1,376,203	1,062,127	1,365,265	990,498
Time deposits	1,946,975	1,878,473	1,763,609	1,952,805	1,766,541
Total deposits	5,560,812	5,707,121	5,103,630	5,724,661	5,037,359
Other borrowed funds	655,556	573,739	587,939	589,025	546,695
Other net interest-free funding sources	50,073	44,807	55,529	40,938	56,418
Total average funding sources	$6,266,441	$6,325,667	$5,747,098	$6,354,624	$5,640,472

Loans:
Commercial/real estate loans	$2,739,518	$2,696,500	$2,453,154	$2,708,380	$2,317,134
Mortgage loans	438,659	452,324	427,752	445,549	413,453
Direct consumer loans	603,394	596,725	546,079	601,926	529,153
Indirect consumer loans	410,035	420,444	410,110	420,404	394,610
Finance Company loans	110,045	111,358	116,140	111,927	114,276
Total average loans	$4,301,651	$4,277,351	$3,953,235	$4,288,186	$3,768,626

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Hancock Holding Company									- Add 10 -
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

	Three Months Ended
	09/30/09			06/30/09			09/30/08
	Interest	Volume	Rate	Interest	Volume	Rate	Interest	Volume	Rate

Average Earning Assets
Commercial & real estate loans (TE)	$36,909	$2,739,518	5.35%	$35,573	$2,696,500	5.29%	$36,289	$2,453,154	5.89%
Mortgage loans	6,334	438,659	5.78%	6,411	452,324	5.67%	6,366	427,752	5.95%
Consumer loans	20,086	1,123,474	7.09%	20,067	1,128,527	7.13%	21,237	1,072,329	7.88%
Loan fees & late charges	224	-	0.00%	188	-	0.00%	455	-	0.00%
Total loans (TE)	$63,553	$4,301,651	5.87%	$62,239	$4,277,351	5.83%	$64,347	3,953,235	6.48%

US treasury securities	60	11,007	2.16%	46	11,146	1.65%	53	11,334	1.86%
US agency securities	1,384	134,487	4.12%	1,699	171,430	3.96%	3,751	333,434	4.50%
CMOs	1,968	153,511	5.13%	2,110	167,295	5.04%	1,786	141,355	5.05%
Mortgage backed securities	12,278	983,394	4.99%	13,052	1,043,590	5.00%	13,917	1,066,233	5.22%
Municipals (TE)	2,295	169,893	5.40%	2,369	160,703	5.90%	2,280	163,796	5.57%
Other securities	349	26,463	5.27%	340	27,802	4.89%	557	49,550	4.50%
Total securities (TE)	18,334	1,478,755	4.96%	19,616	1,581,966	4.96%	22,344	1,765,702	5.06%

Total short-term investments	870	486,035	0.71%	1,198	466,350	1.03%	83	28,161	1.18%

Average earning assets yield (TE)	$82,757	$6,266,441	5.26%	$83,053	$6,325,667	5.26%	$86,774	$5,747,098	6.02%

Interest-bearing Liabilities
Interest-bearing transaction deposits	$1,605	$1,459,377	0.44%	$1,966	$1,497,395	0.53%	$3,193	$1,408,013	0.90%
Time deposits	13,543	1,946,975	2.76%	13,524	1,878,473	2.89%	15,579	1,763,609	3.51%
Public Funds	4,057	1,223,272	1.32%	5,213	1,376,203	1.52%	6,750	1,062,127	2.53%
Total interest bearing deposits	$19,205	4,629,624	1.65%	$20,703	4,752,071	1.75%	$25,522	4,233,749	2.40%

Total borrowings	2,799	655,556	1.69%	2,710	573,739	1.89%	3,835	587,939	2.59%

Total interest bearing liab cost	$22,004	$5,285,180	1.65%	$23,413	$5,325,810	1.76%	$29,357	$4,821,688	2.42%

Noninterest-bearing deposits		931,188			955,050			869,881
Other net interest-free funding sources		50,073			44,807			55,529

Total Cost of Funds	$22,004	$6,266,441	1.39%	$23,413	$6,325,667	1.48%	$29,357	$5,747,098	2.03%

Net Interest Spread (TE)	$60,753		3.60%	$59,640		3.50%	$57,417		3.60%

Net Interest Margin (TE)	$60,753	$6,266,441	3.86%	$59,640	$6,325,667	3.78%	$57,417	$5,747,098	3.99%

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Hancock Holding Company						- Add 11 -
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

	Nine Months Ended
	9/30/2009			9/30/2008
	Interest	Volume	Rate	Interest	Volume	Rate

Average Earning Assets
Commercial & real estate loans (TE)	$106,946	$2,708,380	5.28%	$107,094	$2,317,134	6.17%
Mortgage loans	19,200	445,549	5.75%	18,451	413,453	5.95%
Consumer loans	60,720	1,134,257	7.16%	63,737	1,038,039	8.20%
Loan fees & late charges	757	-	0.00%	523	-	0.00%
Total loans (TE)	187,623	$4,288,186	5.84%	189,805	$3,768,626	6.73%

US treasury securities	156	11,155	1.88%	243	11,361	2.86%
US agency securities	5,399	176,971	4.07%	13,118	382,046	4.58%
CMOs	6,387	169,443	5.03%	5,356	144,882	4.93%
Mortgage backed securities	38,699	1,024,012	5.04%	39,002	1,008,197	5.16%
Municipals (TE)	6,949	161,678	5.73%	7,141	179,992	5.29%
Other securities	1,051	26,766	5.23%	1,650	50,558	4.35%
Total securities (TE)	58,641	1,570,025	4.98%	66,510	1,777,036	4.99%

Total short-term investments	3,939	496,413	1.06%	1,850	94,810	2.61%

Average earning assets yield (TE)	$250,203	$6,354,624	5.26%	$258,165	$5,640,472	6.11%

Interest-Bearing Liabilities
Interest-bearing transaction deposits	$5,657	$1,473,179	0.51%	$10,418	$1,410,665	0.99%
Time deposits	43,772	1,952,805	3.00%	52,123	1,766,541	3.94%
Public Funds	15,833	1,365,265	1.55%	19,112	990,498	2.58%
Total interest bearing deposits	$65,262	$4,791,249	1.82%	$81,653	$4,167,704	2.62%

Total borrowings	8,158	589,025	1.85%	11,621	546,695	2.84%

Total interest bearing liab cost	$73,420	$5,380,274	1.82%	$93,274	$4,714,399	2.64%

Noninterest-bearing deposits		933,412			869,655
Other net interest-free funding sources		40,938			56,418

Total Cost of Funds	$73,420	$6,354,624	1.54%	$93,274	$5,640,472	2.21%

Net Interest Spread (TE)	$176,783		3.43%	$164,891		3.47%

Net Interest Margin (TE)	$176,783	$6,354,624	3.71%	$164,891	$5,640,472	3.90%

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Hancock Holding Company								- Add 12 -
Quarterly Financial Data
(amounts in thousands, except per share data and FTE headcount)
(unaudited)	2007	2008				2009
	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Per Common Share Data

Earnings per share:
Basic	$0.53	$0.64	$0.67	$0.51	$0.26	$0.44	$0.43	$0.48
Diluted	$0.53	$0.63	$0.66	$0.50	$0.26	$0.44	$0.43	$0.47
Cash dividends per share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24
Book value per share (period-end)	$17.71	$18.41	$18.27	$18.95	$19.18	$19.66	$19.82	$20.54
Tangible book value per share (period-end)	$15.45	$16.17	$16.06	$16.77	$17.02	$17.51	$17.68	$18.42
Weighted average number of shares:
Basic	31,097	31,346	31,382	31,471	31,757	31,805	31,820	31,857
Diluted	31,577	31,790	31,814	31,905	32,059	31,937	32,009	32,058
Period-end number of shares	31,295	31,372	31,386	31,702	31,770	31,813	31,827	31,877
Market data:
High closing price	$43.47	$44.29	$45.68	$68.42	$56.45	$45.56	$41.19	$42.38
Low closing price	$33.35	$33.45	$38.38	$33.34	$34.20	$22.51	$30.12	$29.90
Period end closing price	$38.20	$42.02	$39.29	$51.00	$45.46	$31.28	$32.49	$37.57
Trading volume	17,662	17,204	14,527	23,562	18,544	18,026	17,040	11,676

Other Period-end Data

FTE headcount	1,888	1,877	1,903	1,941	1,952	1,938	1,911	1,903
Tangible common equity	$483,612	$507,287	$503,953	$531,800	$540,859	$557,013	$562,800	$587,161
Tier I capital	$497,307	$512,248	$527,479	$546,379	$550,216	$558,502	$565,807	$575,856
Goodwill	$62,277	$62,277	$62,277	$62,277	$62,277	$62,277	$62,277	$62,277
Amortizable intangibles	$7,753	$7,388	$6,762	$6,402	$6,059	$5,705	$5,350	$4,996
Common shares repurchased for publicly announced plans	552	0	0	0	6	0	0	0

Performance Ratios

Return on average assets	1.11%	1.30%	1.36%	1.00%	0.48%	0.79%	0.78%	0.87%
Return on average common equity	11.69%	14.13%	14.51%	10.90%	5.49%	9.12%	8.67%	9.38%
Earning asset yield (TE)	6.73%	6.28%	6.03%	6.02%	5.60%	5.26%	5.26%	5.26%
Total cost of funds	2.69%	2.48%	2.12%	2.03%	2.08%	1.75%	1.48%	1.39%
Net interest margin (TE)	4.04%	3.80%	3.91%	3.99%	3.51%	3.50%	3.78%	3.86%
Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles and securities transactions	67.98%	59.49%	60.26%	62.92%	64.61%	64.93%	61.47%	60.81%
Common equity (period-end) as a percent of total assets (period-end)	9.15%	8.99%	9.15%	8.91%	8.50%	8.81%	8.95%	9.62%
Leverage (Tier I) ratio	8.49%	8.34%	8.57%	8.66%	8.06%	7.85%	8.13%	8.33%
Tangible common equity ratio	8.08%	7.98%	8.13%	7.97%	7.62%	7.92%	8.06%	8.71%
Net charge-offs as a percent of average loans	0.26%	0.32%	0.27%	0.42%	1.20%	0.67%	1.50%	1.24%
Allowance for loan losses as a percent of period-end loans	1.31%	1.46%	1.41%	1.40%	1.45%	1.49%	1.49%	1.50%
Allowance for loan losses to NPAs + loans 90 days past due	241.43%	265.81%	203.06%	189.69%	133.16%	119.72%	117.14%	120.25%
Loan/deposit ratio	72.33%	72.10%	74.82%	77.46%	74.58%	72.51%	74.95%	77.36%
Noninterest income excluding securities transactions as a percent of total revenue (TE)	37.18%	36.78%	36.52%	34.46%	35.73%	34.00%	36.65%	33.31%

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Hancock Holding Company								- Add 13 -
Quarterly Financial Data
(amounts in thousands, except per share data and FTE headcount)
(unaudited)	2007	2008				2009
	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Asset Quality Information

Non-accrual loans	$13,067	$12,983	$18,106	$21,875	$29,976	$38,327	$34,189	$35,558
Foreclosed assets	2,297	3,619	1,693	2,197	5,360	5,946	8,884	9,775
Total non-performing assets	$15,364	$16,602	$19,799	$24,072	$35,336	$44,273	$43,073	$45,333

Non-performing assets as a percent of loans and foreclosed assets	0.43%	0.46%	0.52%	0.59%	0.83%	1.04%	1.01%	1.06%

Accruing loans 90 days past due	$4,154	$3,340	$6,449	$6,082	$11,019	$8,306	$11,435	$7,766
Accruing loans 90 days past due as a percent of loans	0.12%	0.09%	0.17%	0.15%	0.26%	0.20%	0.27%	0.18%
Non-performing assets + accruing loans 90 days past due to loans and foreclosed assets	0.54%	0.55%	0.69%	0.74%	1.09%	1.24%	1.27%	1.25%

Net charge-offs	$2,368	$2,933	$2,495	$4,164	$12,591	$7,117	$16,019	$13,495
Net charge-offs as a percent of average loans	0.26%	0.32%	0.27%	0.42%	1.20%	0.67%	1.50%	1.24%

Allowance for loan losses	$47,123	$53,008	$53,300	$57,200	$61,725	$62,950	$63,850	$63,850
Allowance for loan losses as a percent of period-end loans	1.31%	1.46%	1.41%	1.40%	1.45%	1.49%	1.49%	1.50%
Allowance for loan losses to NPAs + accruing loans 90 days past due	241.43%	265.81%	203.06%	189.69%	133.16%	119.72%	117.14%	120.25%

Provision for loan losses	$3,590	$8,818	$2,787	$8,064	$17,116	$8,342	$16,919	$13,495

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans	$-100	$834	$600	$1,556	$8,971	$4,536	$12,524	$10,176
Mortgage loans	42	0	61	179	269	177	199	177
Direct consumer loans	886	588	442	650	1,039	599	1,226	821
Indirect consumer loans	518	463	681	867	1,337	847	717	1,169
Finance company loans	1,024	1,048	711	912	975	958	1,353	1,152
Total net charge-offs	$2,370	$2,933	$2,495	$4,164	$12,591	$7,117	$16,019	$13,495

Average loans:
Commercial/real estate loans	$2,175,648	$2,224,695	$2,272,057	$2,453,154	$2,622,357	$2,688,557	$2,696,500	$2,739,518
Mortgage loans	393,473	399,374	413,076	427,752	432,070	445,741	452,324	438,659
Direct consumer loans	505,098	514,441	526,752	546,079	575,826	605,685	596,725	603,394
Indirect consumer loans	385,093	386,985	386,565	410,110	439,780	430,965	420,444	410,035
Finance Company loans	114,750	113,113	113,555	116,140	117,435	114,428	111,358	110,045
Total average loans	$3,574,062	$3,638,608	$3,712,005	$3,953,235	$4,187,468	$4,285,376	$4,277,351	$4,301,651

Net charge-offs to average loans:
Commercial/real estate loans	-0.02%	0.15%	0.11%	0.25%	1.36%	0.68%	1.86%	1.47%
Mortgage loans	0.04%	0.00%	0.06%	0.17%	0.25%	0.16%	0.18%	0.16%
Direct consumer loans	0.70%	0.46%	0.34%	0.47%	0.72%	0.40%	0.82%	0.54%
Indirect consumer loans	0.53%	0.48%	0.71%	0.84%	1.21%	0.80%	0.68%	1.13%
Finance Company loans	3.54%	3.73%	2.52%	3.12%	3.30%	3.40%	4.87%	4.15%
Total net charge-offs to average loans	0.26%	0.32%	0.27%	0.42%	1.20%	0.67%	1.50%	1.24%

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Hancock Holding Company								- Add 14 -
Quarterly Financial Data
(amounts in thousands, except per share data and FTE headcount)
(unaudited)	2007	2008				2009
	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Income Statement

Interest income	$87,532	$84,772	$81,732	$84,132	$84,801	$81,448	$80,105	$79,758
Interest income (TE)	90,015	87,227	84,164	86,774	87,726	84,392	83,054	82,757
Interest expense	36,067	34,345	29,573	29,357	32,727	28,002	23,413	22,004
Net interest income (TE)	53,948	52,882	54,591	57,417	54,999	56,390	59,641	60,753
Provision for loan losses	3,590	8,818	2,787	8,064	17,116	8,342	16,919	13,495
Noninterest income excluding securities transactions	31,924	30,769	31,412	30,194	30,578	29,055	34,504	30,347
Securities transactions gains/(losses)	234	5,652	426	(79)	(1,174)	0	0	61
Noninterest expense	58,804	50,134	52,189	55,483	55,637	55,838	58,226	55,749
Income before income taxes	21,229	27,896	29,021	21,343	8,725	18,321	16,051	18,918
Income tax expense	4,628	7,839	8,037	5,338	405	4,290	2,305	3,700
Net income	$16,601	$20,057	$20,984	$16,005	$8,320	$14,031	$13,746	$15,218

Noninterest Income and Noninterest Expense

Service charges on deposit accounts	$11,182	$10,789	$10,879	$11,108	$11,467	$10,503	$11,242	$11,795
Trust fees	4,194	4,176	4,575	4,330	3,777	3,327	3,855	4,008
Debit card & merchant fees	2,646	2,540	2,884	2,805	2,853	2,568	2,895	2,845
Insurance fees	5,557	4,340	4,259	3,819	4,136	3,452	4,048	3,526
Investment & annuity fees	2,498	2,810	2,727	2,421	2,849	2,861	1,691	2,007
ATM fees	1,626	1,691	1,757	1,718	1,690	1,779	1,895	1,862
Secondary mortgage market operations	761	778	753	817	629	1,158	1,827	1,482
Other income	3,460	3,645	3,578	3,176	3,177	3,407	7,051	2,822
Noninterest income excluding securities transactions	$31,924	$30,769	$31,412	$30,194	$30,578	$29,055	$34,504	$30,347
Securities transactions gains/(losses)	234	5,652	426	(79)	(1,174)	0	0	61
Total noninterest income including
securities transactions	$32,158	$36,421	$31,838	$30,115	$29,404	$29,055	$34,504	$30,408

Personnel expense	$27,026	$25,631	$27,031	$28,664	$28,447	$30,775	$28,703	$29,113
Occupancy expense (net)	6,162	4,601	4,702	5,188	5,047	5,055	5,016	5,144
Equipment expense	2,610	2,909	2,785	2,711	2,587	2,534	2,583	2,397
Other operating expense	22,574	16,628	17,307	18,560	19,213	17,120	21,570	18,741
Amortization of intangibles	432	365	364	360	343	354	354	354
Total noninterest expense	$58,804	$50,134	$52,189	$55,483	$55,637	$55,838	$58,226	$55,749